UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 83001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (307) 757-3650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2025, Brand Engagement Network Inc., a Delaware corporation (the “Company”), entered into that certain Warrant Exercise and Reload Agreement (the “Warrant Exercise Agreement”) with certain investors (the “Purchasers”). As previously disclosed, that certain Securities Purchase Agreement, dated May 28, 2024, by and among the Company and certain investors party thereto (the “May SPA”), provided for the issuance and sale of 1,980,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), at a price per share of $2.50 and an aggregate of 3,960,000 warrants to purchase Common Stock, divided into two tranches consisting of (i) 1,980,000 warrants immediately exercisable for a term of one year (the “May One-Year Warrants”) and (ii) 1,980,000 warrants immediately exercisable for a term of five years (the “May Five-Year Warrants,” together with the May One-Year Warrants, the “May Warrants”), each with an exercise price of $2.50 per share. As also previously disclosed, that certain Securities Purchase Agreement, dated August 26, 2024, by and among the Company and the investors party thereto (the “August SPA”), provided for the issuance and sale of 1,185,000 shares of Common Stock, and that certain Warrant Purchase Agreement, dated August 26, 2024, by and among the Company and each of the warrantholders signatory thereto, provided for the issuance and sale of 960,000 warrants to purchase Common Stock at an exercise price of $5.00 per share. Pursuant to the August SPA, the Purchasers have purchased 110,000 shares of Common Stock, and the Company issued the contribution warrant (the “Contribution Warrant”) to purchase up to 960,000 shares of Common Stock at an exercise price of $5.00 per share in exchange for certain holders of Common Stock contributing 1,185,000 shares of Common Stock into an escrow account maintained in connection with the August SPA, of which 1,075,000 shares of Common Stock remain in such escrow account (the “Escrow Shares”). Immediately prior to the execution of the Warrant Exercise Agreement, the investors party to the May SPA funded the remaining $750,000 of Required Fundings (as defined therein) payable thereunder in a combination of $225,000 in cash to the Company and through the offset of $525,000 of obligations of the Company to the Purchasers against the Required Fundings payable under the May SPA.

Under the Warrant Exercise Agreement, the exercise price of 1,074,999 May Warrants (the “Committed Warrants”) was reduced to $1.96 per share, until May 30, 2025, after which point the exercise price for any unexercised Committed Warrants shall automatically revert back to $2.50 per share. Pursuant to the Warrant Exercise Agreement, the Purchasers agreed to exercise the Committed Warrants for cash on a schedule set forth in the Warrant Exercise Agreement, with exercises taking place on or before January 31, 2025, February 28, 2025 and March 27, 2025 (the “Exercise Schedule”). Upon each Committed Warrant exercised in accordance with the Exercise Schedule, the Company shall issue (i) one new warrant to purchase one share of Common Stock exercisable for a term of two years and (ii) one new warrant to purchase one share of Common Stock exercisable for a term of five years, each with an exercise price of $1.71 per share (together, the “Reload Warrants”). Upon a Purchaser’s completion in full under the Warrant Exercise but no later than May 30, 2025, all remaining May Warrants issued under the May SPA held by such Purchaser shall immediately upon completion of such exercise automatically be amended to become exercisable for $1.96 per share for the remainder of their term (the “Optional Warrants”). If a Purchaser exercises an Optional Warrant by June 30, 2025, the Company shall issue to such Purchaser (i) one new warrant to purchase one share of Common Stock with an exercise price of $1.71 per share with a term of two years and (ii) one new warrant to purchase one share of Common Stock with an exercise price of $1.71 with a term of five years (the “Optional Reload Warrants”). In addition, under the Warrant Exercise Agreement, for each share of Common Stock for which a Purchaser exercises a Committed Warrant, one Escrow Share will be released from escrow and transferred to such Purchaser, for an aggregate of up to 1,074,999 Escrow Shares among all Purchasers, rounded down to the nearest whole share. Additionally, the exercise price of the Contribution Warrant was reduced to $1.71 per share.

All obligations of the Purchasers and the Company under the August SPA are abated until January 31, 2025. Upon the due exercise in full of the Committed Warrants for a Purchaser by January 31, 2025, the obligations of such Purchaser under the August SPA shall be extinguished, and the August SPA shall terminate as to such Purchaser. Upon completion of performance of the January 31, 2025 Committed Warrant exercise by all Purchasers under the Warrant Exercise Agreement, the obligations of any investor under the August SPA who is not a Purchaser under the Warrant Exercise Agreement shall be extinguished, and the August SPA shall be fully terminated.

The Company has agreed to make commercially reasonable efforts, but by no later than July 15, 2025, to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of all shares of Common Stock underlying any Reload Warrants and any Optional Reload Warrants issued by the date of the filing of such resale registration statement. The Warrant Exercise Agreement contains representations and warranties of the Company and the Purchasers that are typical for transactions of this type.

The foregoing description of the Warrant Exercise Agreement and the transactions contemplated thereby is only a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Exercise Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the issuance of the Reload Warrants upon exercise of the Committed Warrants, the issuance of the Optional Reload Warrants upon exercise of the Optional Warrants and the issuance of the shares of Common Stock underlying the Committed Warrants, the Reload Warrants and the Optional Reload Warrants (collectively, the “Warrant Exercise Securities”) is incorporated by reference in response to this Item 3.02. The issuance of the Warrant Exercise Securities will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder as a transaction by an issuer not involving any public offering.

Forward-Looking Statements

Certain disclosures in this report include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this discussion, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this report. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, (i) uncertainties as to the timing of Purchasers’ fundings under the Warrant Exercise Agreement or August SPA, if at all; (ii) uncertainty regarding exercises of warrants under the Warrant Exercise Agreement or August SPA; (iii) uncertainty regarding the timing of the filing of a resale registration statement; and (iv) risks related to the substantial costs and diversion of management’s attention and resources due to these matters. Additional information concerning these and other factors can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Warrant Exercise and Release Agreement, dated January 13, 2025, by and among Brand Engagement Network Inc. and certain purchasers identified on the signature pages thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Chief Executive Officer

Dated:	January 14, 2025